UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2014

LAREDO RESOURCES CORP.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-171457	90-0822497
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

300 Jameson House
838 Hastings Street
Vancouver, British Columbia V6C0A6
(604) 669-9000
Registrant’s telephone number, including area code: 604-669-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

LAREDO RESOURCES CORP.

CURRENT REPORT ON FORM 8-K

Item 8.01 Other Events

The Board of Directors of Laredo Resources Corp (the “Company”) declared a stock dividend of 1 restricted Series B Preferred Share per every 100,000 common shares held as of record date April 19, 2014 and payable on May 6, 2014.

The Registrant’s press release dated April 23, 2014 announcing the quarterly cash dividend, is attached hereto as Exhibit 99.1, and is incorporated herein by reference

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued on April 23, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LAREDO RESOURCES CORP.

Date: April 23, 2014	By:	/s/ Robert Gardner
Robert Gardner
Chief Executive Officer